Subsequent event	12 Months Ended
Dec. 31, 2013
Subsequent event
Subsequent event

18. Subsequent event

(a)
On February 1, 2014, the Group granted 1,240,448 non-vested ordinary shares to its executive officers and employees. These shares have a vesting period of four years of employment services with the first twenty five percent vesting on the first anniversary of the grant date, and the remaining seventy five percent vesting on a monthly basis over a three-year period ending on the fourth anniversary of the grant date. The non-vested shares are not transferable and may not be sold, pledged or otherwise transferred, and the holder has no voting or dividend right on the non-vested shares. The ordinary share of the Company on grant date was US$52.93 on grant date.

(b)
In February 2014, the Group acquired a 75% equity interest Lefeng.com Limited ("Lefeng") from Ovation Entertainment Limited ("Ovation"). Lefeng owns and operates the online retail business conducted through lefeng.com, an online retail website specialized in selling cosmetics and fashion products in China. The total consideration payable by the Group for the acquisition was approximately US$132.5 million, including cash payment and financing in connection with assumed liabilities.

  In connection with this acquisition, the Company entered into a framework supply agreement with the PRC affiliates of Lefeng and Ovation, pursuant to which Ovation's PRC affiliate agreed to supply cosmetics, apparel and other consumer products developed under Ovation's proprietary brands for sale to consumers through vip.com and lefeng.com. If sales of Ovation products through vip.com and lefeng.com in 2014 are less than RMB900 million (US$148.7million), the Company would be required to purchase additional products from Ovation to the extent of the shortfall. However, if sales of Ovation products through vip.com and lefeng.com in 2014 exceed RMB900 million (US$148.7million), the Company would be entitled to a commission based on the amount of such excess sales.

  Subsequently in February 2014, the Company acquired a 23% equity interest in Ovation for a total consideration of approximately US$55.8 million pursuant to a share purchase and subscription agreement with Ovation and certain of its existing shareholders.

(c)
On February 14, 2014, the Company entered into a term loan facility agreement with Wing Lung Bank Limited for a loan facility of up to US$50 million or its equivalent of HK$390 million. The term loan facility will mature 12 months following the drawdown date or 30 days prior to expiry of the irrevocable letter of credit described below, whichever is earlier, and bears interest at the rate of three-month LIBOR plus 1.8% for borrowings denominated in U.S. dollars or three-month HIBOR plus 1.6% for borrowings denominated in Hong Kong dollars. The facility is guaranteed by an irrevocable standby letter of credit for an amount no less than US$50 million (or Renminbi with amount not less than 103% of US$/HK$ equivalent of US$50 million) issued by China Merchants Bank Co., Limited, Guangzhou Branch where the Company maintains its bank deposits.

  On February 21, 2014, the Company entered into a credit agreement with China Merchants Bank Co., Limited, New York Branch for a credit facility of up to US$150 million. The available period for the facility is three months from the closing of the facility and is collateralized by irrevocable standby letters of credit issued by one of the bank's PRC branches and secured by bank deposits of an amount equal to that of the letters of credit in an account maintained with that branch. The maturity date of each borrowing under the credit facility is the earlier of (1) the first anniversary of its borrowing date, and (2) the date that is ten business days prior to the date on which any letter of credit securing the loan obligations shall expire or terminate.

  As of the date of this report, the Company made one drawdown of US$50 million under the term loan facility and two drawdowns in the aggregate amount of US$120.9 million under the credit facility. The interest rate for the two drawdowns under the credit facility is three-month LIBOR plus 1.5%. The Company entered into these loan arrangements primarily to satisfy their offshore funding needs in connection with their acquisitions of equity interest in Lefeng and Ovation (note 18(b)).

(d)
On March 17, 2014, the Company completed a public offering of 1,140,000 ADSs by certain of the Company's selling shareholders, representing 2,280,000 ordinary shares, at a public offering price of US$143.74 per ADS, and US$550,000,000 aggregate principal amount of the Company's 1.50% convertible senior notes due 2019. Concurrently, the underwriters exercised in full the option to purchase an aggregate of 171,000 additional ADSs from certain selling shareholders at the public offering price of the offering and up to an additional US$82,500,000 aggregate principal amount of the Company's 1.50% convertible senior notes due 2019.